EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC. SECTION 1350

In connection with the Quarterly Report of Precheck Health Services, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lawrence Biggs, Chief Executive Officer of the Company, and Douglas W. Samuelson, Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2019	By:	/s/ Lawrence Biggs
	Name:	Lawrence Biggs
	Title:	Chief Executive Officer (Principal Executive Officer)

Dated: May 15, 2019	By:	/s/ Douglas W. Samuelson
	Name:	Douglas W. Samuelson
	Title:	Chief Financial Officer (Principal Accounting and Financial Officer)